UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

Patriot Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices, zip code)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2009, the Board of Directors of Patriot Scientific Corporation (the “Company”) elected Dharmesh Mistry to the Company’s Board of Directors.  Mr. Mistry has over 16 years of experience working in the software development industry.  Since 2004, Mr. Mistry has been responsible for business development and global delivery of consulting services to the Independent Software Vendors segment of Cognizant Technology Solutions, a provider of information technology consulting, technology and outsourcing services.  From 2000 to 2004, Mr. Mistry was Director of Professional Services – International Division for Verisign, Inc., a provider of internet infrastructure services.  Prior to his tenure at Verisign, Inc. Mr. Mistry was Technology Manager for Context Integration, Managing Consultant for Netscape Communications and Team Lead on the Oracle 8i Development team of Oracle Corporation.  Mr. Mistry holds a B.S. in Physics from Imperial College, London, England and a Master of Engineering in electrical engineering and applied physics from Cornell University.  Mr. Mistry is expected to serve as the Chairman of the Technology Committee of the Company’s Board of Directors.

In connection with his appointment to the Company’s Board of Directors, Mr. Mistry has been granted options to purchase 400,000 shares of the Company’s Common Stock at an exercise price per share equal to the closing price of the Company’s Common Stock on the date of grant.  The options to purchase 200,000 shares vested immediately upon grant and the remaining options to purchase 200,000 shares vest over a three year period.

Item 8.01	Other Events.

On December 7, 2009, the Company issued a press release regarding the election of Mr. Mistry.  The description herein of the press release is only a summary and is qualified in its entirety by the full text of such document, which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The Company expressly disclaims any obligation to update this press release and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this press release does not signify that the information is considered material.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release dated December 7, 2009

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit hereto, may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements may include, but are not limited to, the uncertainty of the effect of pending legislation; the uncertainty of patent and proprietary rights; uncertainty as to royalty payments and indemnification risks; trading risks of low-priced stocks; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: December 7, 2009	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Chief Financial Officer Interim Chief Executive Officer

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